FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

Reports Record Fourth Quarter Income from Continuing Operations and Earnings per Share
Earnings per Share from Continuing Operations Rises 21.3% to $0.57
Completes Most Profitable Year in Company History

Fourth Quarter 2012	Full Year 2012

•	Revenue Increases 17.9% to $3.4 Billion

•	Revenue Increases 18.3% to $13.2 Billion

• Same-store Retail Revenue Increases 11.4
%

• Same-store Retail Revenue Increases 9.9%

• Income from Continuing Operations

• Adjusted Inc. from Continuing
Increases 19.5% to $51.0 Million	Operations Increases 25.8% to $206.0 Million

• EPS from Continuing Operations Increases

• Adjusted EPS from Continuing Operations
21.3% to $0.57 per share	Increases 26.7% to $2.28 per share

• Adjusted EBITDA Increases 19.6% to

• EBITDA Increases 14.4% to $102.2 Million	$407.6 Million
BLOOMFIELD HILLS, MI, February 6, 2013 – Penske Automotive Group, Inc. (NYSE:PAG), an
international automotive retailer, announced today record fourth quarter income from continuing operations and related earnings per share. For the fourth quarter 2012, income from continuing operations attributable to common shareholders increased 19.5% to $51.0 million and related earnings per share increased 21.3% to $0.57 per share. This compares to income from continuing operations attributable to common shareholders of $42.7 million, or $0.47 per share in the same period last year. Fourth quarter results include $1.7 million ($1.2 million after-taxes, or $0.01 per share) in expenses for insurance deductibles and clean-up costs associated with Superstorm
Sandy.

Total revenue increased 17.9% to $3.4 billion, including a same-store retail revenue increase of 11.4% in the fourth quarter. The revenue increase was driven by a 19.3% increase in total retail unit sales, including an 11.5% increase on a same-store basis. Gross profit improved 16.9% to $515.1 million while operating income increased 19.9% to $91.5 million.

Highlights of the Fourth Quarter

•	Total Retail Unit Sales increased 19.3% to 81,383

•	+15.3% in the United States; +30.3% Internationally

•	New unit retail sales +21.7%

•	Used unit retail sales +16.2%

•	Same-store Retail Revenue increased 11.4%

•	New +16.1%; Used +6.0%; Finance & Insurance +13.0%; Service and Parts +3.2%

•	+12.8% in the United States; +8.5% Internationally

•	Average Transaction Price Per Unit

•	New $38,881; (0.4%)

•	Used $25,791; (2.5%)

•	Average Gross Profit Per Unit

•	New $3,197, ($58/unit); Gross Margin 8.2%, (10 basis points)

•	Used $1,857, ($61/unit); Gross Margin 7.2%, (10 basis points)

•	Finance & Insurance $986, +$1/unit

Chairman Roger Penske said, “I’m pleased that our retail automotive business reported record profitability in the fourth quarter, producing double-digit growth in operating income, income from continuing operations and earnings per share during the fourth quarter, despite the effects of Superstorm Sandy which impacted operations in the northeast U.S. during the quarter. I am particularly pleased that our same-store retail revenues improved by 11.4% while gross profit per retail unit stabilized, and service and parts margin improved 110 basis points to 58.8%.”

For the year ended December 31, 2012, total revenue increased 18.3% to $13.2 billion. Adjusted income from continuing operations attributable to common shareholders increased 25.8% to $206.0 million and adjusted earnings per share attributable to common shareholders increased 26.7% to $2.28 per share. This compares to adjusted income from continuing operations attributable to common shareholders of $163.8 million, and adjusted earnings per share of $1.80 per share in the same period last year.

The full year 2012 results exclude after-tax costs of $13.0 million, or $0.14 per share, of debt redemption costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016. The full year 2011 results exclude $11.0 million, or $0.12 per share, of net income tax benefits reflecting a positive adjustment from the resolution of certain tax items in the U.K. of $17.0 million, or $0.19 per share, partially offset by a reduction in deferred tax assets of $6.0 million, or $0.07 per share. Income from continuing operations attributable to common shareholders for the twelve months ended December 31, 2012, was $193.0 million, or $2.14 per share, compared to income from continuing operations attributable to common shareholders of $174.8 million, or $1.92 in the same period last year.

Penske continued, “2012 was a very solid year of growth and profitability for our Company. We expanded our presence globally by completing acquisitions in Northern Ireland and Italy, and we entered the Madison, Wisconsin, market in the U.S. In total, our business added $750 million in estimated annualized revenue through acquisitions during the year, and generated a 9.9% increase in same-store retail revenue, resulting in revenue growth of 18.3%, which contributed to a 23.4% increase in operating income and a 26.7% increase in adjusted earnings per share.”

Conference Call
Penske Automotive will host a conference call discussing financial results relating to the fourth quarter of 2012 on February 6, 2013, at 2:00 p.m. Eastern Standard Time. To listen to the conference call, participants must dial (800) 230-1092 [International, please dial (612) 234-9959]. The call will also be simultaneously broadcast over the Internet through the Investors Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the fourth quarter and full year 2012 financial results has been posted to the Company’s website. To access the presentation or to listen to the Company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., headquartered in Bloomfield Hills, Michigan, operates 344 retail automotive franchises, representing 40 different brands and 30 collision repair centers. Penske Automotive, which sells new and previously owned vehicles, finance and insurance products and replacement parts, and offers maintenance and repair services on all brands it represents, has 173 franchises in 18 states and Puerto Rico and 171 franchises located outside the United States, primarily in the United Kingdom. Penske Automotive is a member of the Fortune 500 and Russell 2000 and has approximately 16,700 employees.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted earnings per share from continuing operations, and adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”). The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the Company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential and outlook. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us; changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2011, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
Follow Penske Automotive on Twitter: https://twitter.com/#!/Penskecarscorp
Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

# # #

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Revenues:
New Vehicle	$1,803,763	$1,487,524	$6,782,389	$5,639,381
Used Vehicle	902,471	797,005	3,747,236	3,238,152
Finance and Insurance, Net	80,244	67,240	322,567	270,579
Service and Parts	363,528	332,770	1,446,729	1,329,064
Fleet, Wholesale and Other	221,246	173,928	864,596	650,316

Total Revenues	$3,371,252	$2,858,467	$13,163,517	$11,127,492
Cost of Sales:
New Vehicle	$1,655,437	$1,363,453	$6,233,338	$5,169,968
Used Vehicle	837,498	739,212	3,462,908	2,984,267
Service and Parts	149,791	140,915	603,682	566,380
Fleet, Wholesale and Other	213,413	174,394	850,641	645,055

Total Cost of Sales	2,856,139	2,417,974	11,150,569	9,365,670
Gross Profit	515,113	440,493	2,012,948	1,761,822
SG&A Expenses	409,505	352,076	1,594,095	1,419,123
Depreciation	14,140	12,141	53,995	47,101

Operating Income	91,468	76,276	364,858	295,598
Floor Plan Interest Expense	(9,584)	(7,001)	(38,797)	(27,218)
Other Interest Expense	(11,656)	(11,657)	(46,892)	(44,256)
Equity in Earnings of Affiliates	6,180	7,924	27,572	25,451
Debt Redemption Costs	—	—	(17,753)	—
Debt Discount Amortization	—	—	—	(1,718)
Income from Continuing Operations Before Income Taxes	76,408	65,542	288,988	247,857
Income Taxes	(24,726)	(22,373)	(94,330)	(71,690)

Income from Continuing Operations	51,682	43,169	194,658	176,167
(Loss) Income from Discontinued Operations, Net of Tax	(2,446)	4,988	(7,491)	2,091

Net Income	49,236	48,157	187,167	178,258
Less: Income Attributable to Non-Controlling Interests	(637)	(470)	(1,627)	(1,377)

Net Income Attributable to Common Shareholders	$48,599	$47,687	$185,540	$176,881

Income from Continuing Operations Per Share	$0.57	$0.47	$2.14	$1.92

Income Per Share	$0.54	$0.53	$2.05	$1.94

Weighted Average Shares Outstanding	90,291	90,553	90,342	91,274

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$51,682	$43,169	$$194,658	$176,167
Less: Income Attributable to Non-Controlling Interests	(637)	(470)	(1,627)	(1,377)

Income from Continuing Operations, net of tax	$51,045	$42,699	$193,031	$174,790
(Loss) Income from Discontinued Operations, net of tax	(2,446)	4,988	(7,491)	2,091

Net Income	$48,599	$47,687	$185,540	$176,881

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Thousands)
(Unaudited)

	December 31,	December 31,
	2012	2011
Assets
Cash and Cash Equivalents	$43,753	$27,201
Accounts Receivable, Net	552,868	429,633
Inventories	1,991,167	1,535,386
Other Current Assets	90,854	72,981
Assets Held for Sale	94,441	159,243

Total Current Assets	2,773,083	2,224,444
Property and Equipment, Net	1,023,781	839,630
Intangibles	1,258,012	1,123,206
Other Long-Term Assets	324,114	312,121

Total Assets	$5,378,990	$4,499,401

Liabilities and Equity
Floor Plan Notes Payable	$1,408,363	$966,579
Floor Plan Notes Payable – Non-Trade	716,621	668,581
Accounts Payable	263,349	214,870
Accrued Expenses	223,574	195,108
Current Portion Long-Term Debt	19,493	3,414
Liabilities Held for Sale	62,156	103,001

Total Current Liabilities	2,693,556	2,151,553
Long-Term Debt	918,024	846,777
Other Long-Term Liabilities	451,089	351,499

Total Liabilities	4,062,669	3,349,829
Equity	1,316,321	1,149,572

Total Liabilities and Equity	$5,378,990	$4,499,401

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Three Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Revenues:
New Vehicle	$1,803,763	$1,487,524	21.3%
Used Vehicle	902,471	797,005	13.2%
Finance and Insurance, Net	80,244	67,240	19.3%
Service and Parts	363,528	332,770	9.2%
Fleet, Wholesale and Other	221,246	173,928	27.2%

Total Revenues	$3,371,252	$2,858,467	17.9%
Cost of Sales:
New Vehicle	$1,655,437	$1,363,453	21.4%
Used Vehicle	837,498	739,212	13.3%
Service and Parts	149,791	140,915	6.3%
Fleet, Wholesale and Other	213,413	174,394	22.4%

Total Cost of Sales	2,856,139	2,417,974	18.1%
Gross Profit	515,113	440,493	16.9%
SG&A Expenses	409,505	352,076	16.3%
Depreciation	14,140	12,141	16.5%

Operating Income	91,468	76,276	19.9%
Floor Plan Interest Expense	(9,584)	(7,001)	36.9%
Other Interest Expense	(11,656)	(11,657)	—
Equity in Earnings of Affiliates	6,180	7,924	(22.0%)
Income from Continuing Operations Before Income Taxes	76,408	65,542	16.6%
Income Taxes	(24,726)	(22,373)	(10.5%

Income from Continuing Operations	51,682	43,169	19.7%
(Loss) Income from Discontinued Operations, Net of Tax	(2,446)	4,988	nm

Net Income	49,236	48,157	2.2%
Less: Income Attributable to Non-Controlling Interests	(637)	(470)	35.5%

Net Income Attributable to Common Shareholders	$48,599	$47,687	1.9%

Income from Continuing Operations Per Share	$0.57	$0.47	21.3%

Income Per Share	$0.54	$0.53	1.9%

Weighted Average Shares Outstanding	90,291	90,553	(0.3%)

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$51,682	$43,169	19.7%
Less: Income Attributable to Non-Controlling Interests	(637)	(470)	35.5%

Income from Continuing Operations, net of tax	$51,045	$42,699	19.5%
(Loss) Income from Discontinued Operations, net of tax	(2,446)	4,988	nm

Net Income	$48,599	$47,687	1.9%

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Three Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	46,392	38,120	21.7%
Used Retail	34,991	30,124	16.2%

Total Retail	81,383	68,244	19.3%

Same-Store Retail Units:
New Same-Store Retail	43,300	37,739	14.7%
Used Same-Store Retail	32,036	29,818	7.4%

Total Same-Store Retail	75,336	67,557	11.5%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$1,711,068	$1,473,813	16.1%
Used Vehicles	838,745	791,132	6.0%
Finance and Insurance, Net	75,396	66,722	13.0%
Service and Parts	341,367	330,670	3.2%

Total Same-Store Retail	$2,966,576	$2,662,337	11.4%

Revenue Mix:
New Vehicles	53.5%	52.0%	150 bps
Used Vehicles	26.8%	27.9%	(110 bps)
Finance and Insurance, Net	2.4%	2.4%	—
Service and Parts	10.8%	11.6%	(80 bps)
Fleet, Wholesale and Other	6.5%	6.1%	40 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$38,881	$39,022	(0.4%)
Used Vehicles	25,791	26,457	(2.5%)
Gross Profit per Vehicle Retailed:
New Vehicles	$3,197	$3,255	(1.8%)
Used Vehicles	1,857	1,918	(3.2%)
Finance and Insurance	986	985	0.1%
Operating items as a percentage of revenue:
New Vehicle Gross Profit	8.2%	8.3%	(10 bps)
Used Vehicle Gross Profit	7.2%	7.3%	(10 bps)
Service and Parts Gross Profit	58.8%	57.7%	110 bps
Total Gross Profit	15.3%	15.4%	(10 bps)
Selling, General and Admin. Expenses	12.1%	12.3%	(20 bps)
Operating Income	2.7%	2.7%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.3%	2.3%	—
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	79.5%	79.9%	(40 bps)
Operating Income	17.8%	17.3%	50 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Three Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$102,204	$89,340	14.4%
Rent Expense	43,891	41,712	5.2%
Floorplan Credits	6,280	4,847	29.6%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Thousands, Except Per Share Data)
(Unaudited)

	Twelve Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Revenues:
New Vehicle	$6,782,389	$5,639,381	20.3%
Used Vehicle	3,747,236	3,238,152	15.7%
Finance and Insurance, Net	322,567	270,579	19.2%
Service and Parts	1,446,729	1,329,064	8.9%
Fleet, Wholesale and Other	864,596	650,316	33.0%

Total Revenues	$13,163,517	$11,127,492	18.3%
Cost of Sales:
New Vehicle	$6,233,338	$5,169,968	20.6%
Used Vehicle	3,462,908	2,984,267	16.0%
Service and Parts	603,682	566,380	6.6%
Fleet, Wholesale and Other	850,641	645,055	31.9%

Total Cost of Sales	11,150,569	9,365,670	19.1%
Gross Profit	2,012,948	1,761,822	14.3%
SG&A Expenses	1,594,095	1,419,123	12.3%
Depreciation	53,995	47,101	14.6%

Operating Income	364,858	295,598	23.4%
Floor Plan Interest Expense	(38,797)	(27,218)	42.5%
Other Interest Expense	(46,892)	(44,256)	6.0%
Equity in Earnings of Affiliates	27,572	25,451	8.3%
Debt Redemption Costs	(17,753)	—	nm
Debt Discount Amortization	—	(1,718)	nm
Income from Continuing Operations Before Income Taxes	288,988	247,857	16.6%
Income Taxes	(94,330)	(71,690)	31.6%

Income from Continuing Operations	194,658	176,167	10.5%
(Loss) Income from Discontinued Operations, Net of Tax	(7,491)	2,091	nm

Net Income	187,167	178,258	5.0%
Less: Income Attributable to Non-Controlling Interests	(1,627)	(1,377)	18.2%

Net Income Attributable to Common Shareholders	$185,540	$176,881	4.9%

Income from Continuing Operations Per Share	$2.14	$1.92	11.5%

Income Per Share	$2.05	$1.94	5.7%

Weighted Average Shares Outstanding	90,342	91,274	(1.0%)

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$194,658	$176,167	10.5%
Less: Income Attributable to Non-Controlling Interests	(1,627)	(1,377)	18.2%

Income from Continuing Operations, net of tax	$193,031	$174,790	10.4%
(Loss) Income from Discontinued Operations, net of tax	(7,491)	2,091	nm

Net Income	$185,540	$176,881	4.9%

nm = not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
(Unaudited)

	Twelve Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Total Retail Units:
New Retail	180,764	149,068	21.3%
Used Retail	145,580	121,501	19.8%

Total Retail	326,344	270,569	20.6%

Same-Store Retail Units:
New Same-Store Retail	162,901	144,289	12.9%
Used Same-Store Retail	131,987	118,295	11.6%

Total Same-Store Retail	294,888	262,584	12.3%

Same-Store Retail Revenue: (Amounts in thousands)
New Vehicles	$6,121,846	$5,434,368	12.7%
Used Vehicles	3,421,430	3,161,317	8.2%
Finance and Insurance, Net	298,785	263,534	13.4%
Service and Parts	1,315,925	1,289,767	2.0%

Total Same-Store Retail	$11,157,986	$10,148,986	9.9%

Revenue Mix:
New Vehicles	51.5%	50.7%	80 bps
Used Vehicles	28.5%	29.1%	(60 bps)
Finance and Insurance, Net	2.5%	2.4%	10 bps
Service and Parts	11.0%	11.9%	(90 bps)
Fleet, Wholesale and Other	6.5%	5.9%	60 bps
Average Revenue per Vehicle Retailed:
New Vehicles	$37,521	$37,831	(0.8%)
Used Vehicles	25,740	26,651	(3.4%)
Gross Profit per Vehicle Retailed:
New Vehicles	$3,037	$3,149	(3.5%)
Used Vehicles	1,953	2,089	(6.5%)
Finance and Insurance	988	1,000	(1.2%)
Operating items as a percentage of revenue:
New Vehicle Gross Profit	8.1%	8.3%	(20 bps)
Used Vehicle Gross Profit	7.6%	7.8%	(20 bps)
Service and Parts Gross Profit	58.3%	57.4%	90 bps
Total Gross Profit	15.3%	15.8%	(50 bps)
Selling, General and Admin. Expenses	12.1%	12.8%	(70 bps)
Operating Income	2.8%	2.7%	10 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.2%	2.2%	—
Operating items as a percentage of total gross profit:
Selling, General and Administrative Expenses	79.2%	80.5%	(130 bps)
Operating Income	18.1%	16.8%	130 bps

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data (Continued)
(Unaudited)

	Twelve Months Ended
	December 31,
			% Increase/
	2012	2011	(Decrease)
Other (Amounts in Thousands):
EBITDA *	$389,875	$340,932	14.4%
Adjusted EBITDA *	407,628	340,932	19.6%
Rent Expense	173,280	165,346	4.8%
Floorplan Credits	22,976	19,703	16.6%

* See the following Non-GAAP reconciliation tables

PENSKE AUTOMOTIVE GROUP, INC.
Selected Data
Brand Revenue Mix
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Brand Revenue Mix:
Premium:
BMW	28%	25%	26%	24%
Audi	12%	12%	12%	12%
Mercedes-Benz	11%	12%	11%	11%
Lexus	4%	4%	4%	4%
Land Rover	4%	5%	4%	4%
Porsche	5%	4%	4%	5%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	2%	2%	2%
Other	4%	4%	4%	5%

Total Premium	72%	71%	70%	70%
Foreign:
Toyota	10%	10%	10%	10%
Honda	9%	10%	11%	11%
Nissan	1%	2%	1%	2%
Volkswagen	2%	2%	2%	2%
Other	2%	1%	2%	1%

Total Foreign	24%	25%	26%	26%
Domestic Big 3
General Motors / Chrysler / Ford	4%	4%	4%	4%
Revenue Mix:
U.S.	67%	68%	64%	64%
International	33%	32%	36%	36%

PENSKE AUTOMOTIVE GROUP, INC.
Non-GAAP Reconciliation
(Unaudited)

	Income			Earnings Per Share
	Twelve Months Ended			Twelve Months Ended
	December 31,			December 31,
	2012	2011		2012	2011
Income from Continuing Operations net of tax and Earnings per Share	$193.0	$174.8		$2.14	$1.92
Debt Redemption Costs (1)	13.0	—		0.14	—
Net Tax Benefits (2)	—	(11.0)		—	(0.12)

Adjusted Income from Continuing Operations and Adjusted Earnings per Share	$206.0	$163.8	25.8%	$2.28	$1.80	26.7%

(1)	Costs associated with the redemption of the Company’s $375 million of 7.75% senior subordinated notes due 2016 of $17.8 million ($13.0 million net of taxes), or $0.14 per share.

(2)	Net income tax benefit reflecting a positive adjustment from the resolution of certain tax items in the U.K. of $17.0 million, or $0.19 per share, partially offset by a reduction in deferred tax assets of $6.0 million, or $0.07 per share.

PENSKE AUTOMOTIVE GROUP, INC.
Non-GAAP Reconciliation
(Unaudited)

Reconciliation of 2012 and 2011 net income to EBITDA and Adjusted EBITDA:

	Three Months Ended
	December 31,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$49,236	$48,157	2.2%
Depreciation	14,140	12,141	16.5%
Other Interest Expense	11,656	11,657	—
Income Taxes	24,726	22,373	10.5%
Loss (income) from Discontinued Operations, net	2,446	(4,988)	nm

EBITDA	$102,204	$89,340	14.4%

	Twelve Months Ended
	December 31,
			% Increase/
(Amounts in Thousands)	2012	2011	(Decrease)
Net Income	$187,167	$178,258	5.0%
Depreciation	53,995	47,101	14.6%
Other Interest Expense	46,892	44,256	6.0%
Debt Discount Amortization	—	1,718	nm
Income Taxes	94,330	71,690	31.6%
Loss (income) from Discontinued Operations, net	7,491	(2,091)	nm

EBITDA	$389,875	$340,932	14.4%
Add back: Debt Redemption Costs	17,753	—	nm

Adjusted EBITDA	$407,628	$340,932	19.6%

nm = not meaningful

# # # # # # #